Subsequent Events	6 Months Ended
Jun. 30, 2014
Subsequent Events [Abstract]:
Subsequent Events [Text Block]

21. Subsequent Events:

(a) Declaration and payment of Dividends (preferred stock Series B and preferred stock Series C): On July 3, 2014, the Company declared a dividend of $953 or $0.476563 per share on its 7.625% Series B Preferred Stock and a dividend of $2,125 or $0.531250 per share on its 8.50% Series C Preferred Stock, for the period from April 15, 2014 to July 14, 2014, both paid on July 15, 2014.

(b)Vessel disposal: On July 8, 2014, the Company agreed to sell for scrap the 1981-built, 3,876 TEU containership MSC Kyoto, at a price of $9,483. The vessel was delivered to her buyers on July 17, 2014.

(c) Declaration and payment of Dividends (common stock): On July 8, 2014, the Company declared a dividend of $0.28 per share for the second quarter ended June 30, 2014, which is payable on August 6, 2014, to stockholders of record at the close of trading of the Company's common stock on the New York Stock Exchange on July 23, 2014.

(d) Restructuring of Zim Integrated Shipping Services (“ZIM”): One of the Company's charterers, Zim Integrated Shipping Services (“ZIM”), was engaged in ongoing discussions with its creditors, including vessel and container lenders, ship-owners, shipyards, unsecured lenders and bond holders, to restructure its debt. Costamare was participating in these discussions. On July 16, 2014, ZIM, finalized the terms of its comprehensive financial restructuring plan with its shareholders and its creditors, including vessel and container lenders, ship-owners, shipyards, unsecured lenders and bond holders. Based on this agreement, the Company has been granted charter extensions and has been issued equity securities representing 1.2% of ZIM's equity and approximately $8.2 million in interest bearing notes maturing in 2023.